EXHIBIT 10.2

SECURITY AGREEMENT

This Security Agreement (this “Agreement”), dated as of April  29, 2008, is entered into between Array BioPharma Inc. (“Obligor”) in favor of Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P  (together, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, Obligor has entered into a Facility Agreement, dated as of the date hereof (the “Facility Agreement”), with the Secured Party;

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, Obligor and the Secured Party agree as follows:

1.               Grant of Security Interest.

(a)                                  To secure payment and performance of the Obligations (as defined below), Obligor hereby grants to Secured Party a security interest in all property and interests in property of Obligor, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by Secured Party, collectively, the “Collateral”), including, without limitation, the following:

(i)                                     all Accounts;

(ii)                                  all Receivables;

(iii)                               all Equipment;

(iv)                              all General Intangibles;

(v)                                 all Inventory;

(vi)                              all Investment Property ; and

(vii)                           all proceeds and products of (i), (ii), (iii),  (iv) (v) and (vi).

The Collateral shall not include any copyrights, patents, trademarks, service marks and applications therefor, now owned or hereafter acquired, or any claims for damages by way of any past, present and future infringement of nay of the foregoing, provided, however, that the Collateral shall include all Accounts and General Intangibles that consist of rights to payment and proceeds from the sales licensing or other disposition of all or any part of, or rights in, the foregoing.

(b)                                 Notwithstanding anything to the contrary contained in Section 1(a) above, the types or items of Collateral described in such Section 1(a) shall not include any right or interest in any contract, permit or application covering real or personal property of Obligor, as such, if under the terms of such contract, permit or application or applicable law with respect thereto, the valid grant of a security interest to Secured Party is prohibited as a matter of law or under the terms thereof and such prohibition has not been or is not waived or the consent of the other party to such contract, permit, or application has not been or is not otherwise obtained; provided, however, that, the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is unenforceable under the UCC or other applicable law or (ii) so as to limit, impair or otherwise affect Secured Party’s unconditional continuing security interest in or  upon any rights or interests of Obligor in or to monies due or to become due under any such contract, permit or application.

(c)                                  Perfection of Security Interests.

(i)                                     Obligor authorizes Secured Party (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Secured Party or its designee as the secured party and Obligor as debtor, as Secured Party may require, and including any other information with respect to Obligor or otherwise required by part 5 of Article 9 of the UCC of such jurisdictions as Secured Party may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on or after the date hereof.  Obligor authorizes Secured Party to adopt on behalf of Obligor any symbol required for authenticating any electronic filing.  In no event shall Obligor at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Secured Party or its designee as secured party and Obligor as debtor.

(ii)                                  Obligor shall take any other actions reasonably requested by Secured Party from time to time to cause the attachment and perfection of, and the ability of Secured Party to enforce, the security interest of Secured Party in the Collateral.

2.               Covenants Relating to Collateral; Indebtedness; Dividends. Obligor covenants that:

(a)                                  it shall at all times:  (i) be the sole owner of or have the power to transfer without restriction (other than Permitted Liens as defined in the Facility Agreement) each and every item of Collateral and (ii) defend the Collateral against the claims and demands of all persons, in each case except for the security interest created hereby and for Permitted Liens as defined in the Facility Agreement;

(b)                                 it will comply in all material aspects with the requirements of all lease agreements relating to premises where any Collateral is located;

(c)                                  it will give Secured Party twenty (20) days’ prior written notice of any change to its name;

(d)                                 it will give Secured Party twenty (20) days’ prior written notice of any change to its chief executive office or its mailing address; and

(e)                                  it will give Secured Party twenty (20) days’ prior written notice of any change to its type of organization, jurisdiction of organization or other legal structure.

3.               Remedies.

(a)                                  Upon the occurrence and after the continuance of an Event of Default (as defined in the Facility Agreement), (i) Secured Party shall have the right to exercise any right and remedy provided for herein, under the UCC and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process; and (ii) with or without having the Collateral at the time or place of sale, Secured Party may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Secured Party may elect.

4.               Representations and  Warranties.  Obligor hereby represents and warrants to Secured Party that:

(a)                                  Obligor is a corporation duly organized and validly existing under the laws of Delaware.

(b)                                 The exact legal name of Obligor is as set forth on the signature page of this Agreement.  Obligor has not, during the past five years, been known by or used any other composite or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its properties or assets out of the ordinary course of business

(c)                                  the chief executive office and mailing address of Obligor are located only at the address identified as such on Schedule 4(c) and its only other places of business and the only other locations of Collateral, if any, are at the addresses set forth on Schedule 4(c).

5.               Expenses of Obligor’s Duties; Secured Party’s Right to Perform on Obligor’s Behalf.

(a)                                  Obligor’s agreements hereunder shall be performed by it at its sole cost and expense.

(b)                                 If Obligor shall fail to do any act which it has agreed to do hereunder, and, unless such failure has an adverse effect on the perfection or priority of the security interest granted hereby, has not cured such failure within thirty (30) days notice of the same,  Secured Party may (but shall not be obligated to) do the same or cause it to be done, either in its name or in the name and on behalf of Obligor, and Obligor hereby irrevocably authorizes Secured Party so to act.

6.               No Waivers of Rights hereunder; Rights Cumulative.

(a)                                  No delay by Secured Party in exercising any right hereunder, or in enforcing any of the Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right.  No waiver of any of the Obligations shall be enforceable against Secured Party unless in writing and signed by an officer of Secured Party, and unless it expressly refers to the provision affected; any such waiver shall be limited solely to the specific event waived.

(b)                                 All rights granted Secured Party hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to Secured Party under any other agreement with respect to the Obligations or under applicable law and nothing herein shall be construed as limiting any such other right.

7.               Termination.  This Agreement shall continue in full force and effect until all Obligations shall have been paid and satisfied in full.

8.               Governing Law; Jurisdiction; Certain Waivers.

(a)                                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within such State.  Any judicial proceeding brought against Obligor with respect to any of the Obligations or  this Agreement may be brought in any court of competent jurisdiction in such State, and, by  execution and delivery of this Agreement, Obligor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of such court and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.  Obligor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to Obligor at its address set forth in Section 10, and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America.  Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Secured Party to bring proceedings against Obligor in the courts of any other jurisdiction. Obligor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  Any judicial proceeding by Obligor against Secured Party involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in The City of New York, State of New York.

(b)                                 EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER AGREEMENT DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.               Additional Definitions.  As used herein:

(a)                                  All terms used herein which are defined in Article 1 or Article 9 of the UCC shall have the meanings given therein unless otherwise defined in this Agreement.  All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires.  All references to Obligor and Secured Party pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns.  The words “hereof”, “herein”, “hereunder”, “this Agreement” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.  The word “including” when used in this Agreement shall mean “including, without limitation”.

“Obligations” means:

(1)                                  the full and prompt payment by Obligor when due of all obligations and liabilities to Secured Party, whether now existing or hereafter arising, under the Financing Documents (as such term is defined the Facility Documents) and the due performance and compliance by Obligor with the terms thereof;

(2)                                  any and all sums advanced in accordance with the terms of the Financing Documents or applicable law by Secured Party in order to preserve the Collateral or to preserve the Secured Party’s security interest in the Collateral; and

(3)                                  in the event of any proceeding for the collection or enforcement of any obligations or liabilities of Obligor referred to in the immediately preceding clauses (1) and (2), the reasonable expenses of re-taking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any other exercise by Secured Party of its rights hereunder, together with reasonable attorneys’ fees and court costs.

“Person” or “person” shall mean any individual, sole proprietorship, partnership, corporation, limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York and any successor statute, as in effect from time to time (except that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as Secured Party may otherwise determine); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

The words “it” or “its” as used herein shall be deemed to refer to individuals and to business entities.

10.                                 Notices. Any communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or five (5) days following posting thereof by certified or registered mail, postage prepaid, return receipt requested, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service, or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered or certified mail, return receipt requested, or by recognized overnight delivery service to the address set forth below, in each case addressed to the applicable party at its address set forth below or at such other address as has been furnished in writing by such party to the other by like notice:

(A)                              If to Secured Party:

c/o Deerfield Private Design Fund, L.P.
780 Third Avenue, 37th Floor
New York, NY  10017

Facsimile: (212) 573-8111
Attention:  James E. Flynn

With a copy to (which shall not constitute notice):

Katten Muchin Rosenman, LLP

575 Madison Avenue

New York, NY  10022

Attention: Robert I. Fisher

Facsimile:  (212) 894-5827

(B)                                If to Obligor:

Array BioPharma Inc.

3200 Walnut Street

Boulder, CO  80301

Attention:  R. Michael Carruthers

Facsimile:  (303) 381-6697

With a copy to (which shall not constitute notice):

Hogan & Hartson LLP

1470 Walnut Street, Suite 200

Boulder, CO  80302

Attn:  Carin M. Kutcipal

Facsimile:  (720) 406-5301

Any requirement under applicable law of reasonable notice by Secured Party to Obligor of any event shall be met if notice is given to Obligor in the manner prescribed above at least five (5) days before (a) the date of such event or (b) the date after which such event will occur.

11.         General.

(a)                                  This Agreement shall be binding upon the assigns or successors of Obligor and shall inure to the benefit of and be enforceable by Secured Party and its successors, transferees and assigns.

(b)                                 Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

OBLIGOR:			SECURED PARTY:
ARRAY BIOPHARMA INC.			DEERFIELD PRIVATE DESIGN
FUND, L.P.

By:	/s/ R. Michael Carruthers		By:	/s/ James Flynn
	Name:	R. Michael Carruthers		Name	James Flynn
	Title	Chief Financial Officer		Title	General Partner

SECURED PARTY:
DEERFIELD PRIVATE DESIGN
INTERNATIONAL, L.P.

By:	/s/ James Flynn
	Name	James Flynn
	Title	General Partner

SCHEDULE 4(c)

TO

SECURITY AGREEMENT

CHIEF EXECUTIVE AND MAILING OFFICE
LOCATION OF COLLATERAL

Array BioPharma Inc.
3200 Walnut Street
Boulder, CO 80301